  Exhibit 99.1

WHOLESALE, INC.

COMBINED FINANCIAL STATEMENTS

DECEMBER 31, 2017, 2016, AND 2015

WHOLESALE, INC.

INDEX TO REPORT

DECEMBER 31, 2017, 2016 AND 2015

PAGE
INDEPENDENT AUDITOR’S REPORT	1-2
COMBINED BALANCE SHEETS	3
COMBINED STATEMENTS OF INCOME	4
COMBINED STATEMENTS OF STOCKHOLDER’S EQUITY	5
COMBINED STATEMENTS OF CASH FLOWS	6
NOTES TO THE COMBINED FINANCIAL STATEMENTS	7-16

INDEPENDENT AUDITOR’S REPORT

To the Stockholder
Wholesale, Inc.

Mt. Juliet, Tennessee

Report on the Combined Financial Statements

We have audited the accompanying combined financial statements of Wholesale, Inc. which comprise the combined balance sheets as of December 31, 2017, 2016, and 2015 and the related combined statements of income, stockholder’s equity, and cash flows for the years then ended, and the related notes to the combined financial statements.

Management’s Responsibility for the Combined Financial Statements

Management is responsible for the preparation and fair presentation of these combined financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of combined financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these combined financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the combined financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the combined financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the combined financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the combined financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

1200 Market Street, Chattanooga, TN 37402 | T 423.756.7771 | F 423.265.8125

A N INDEPENDENT MEMBER O F THE B D O ALLIANCE USA

Opinion

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of Wholesale, Inc. as of December 31, 2017, 2016, and 2015 and the results of its operations and its cash flows for the years then ended, in accordance with accounting principles generally accepted in the United States of America.

Chattanooga, Tennessee

October 22, 2018

WHOLESALE, INC.
COMBINED BALANCE SHEETS
DECEMBER 31, 2017, 2016, AND 2015

 ASSETS

	2017	2016	2015
CURRENT ASSETS
Cash and Cash Equivalents	$3,461,002	$2,971,534	$2,446,206
Accounts Receivables	2,162,214	896,297	1,654,483
Vehicle Inventory, Net of Valuation Allowance.	47,253,754	35,246,213	36,073,107
Other Receivables	535,091	6,782	-
Prepaid Expenses	214,578	36,391	138,024
Restricted Investments	711,221	4,036,345	3,142,033
Other Investments	261,925	30,336	22,871
Total Current Assets	54,599,785	43,223,898	43,476,724

OTHER ASSETS
Property and Equipment, net	2,886,693	1,435,822	1,129,077
Other Intangible Assets, net	-	-	1,520
Due from Related Party	-	70,000	-
Due from Stockholder	3,621,422	438,204	421,627
Total Other Assets	6,508,115	1,944,026	1,552,224
TOTAL ASSETS	$61,107,900	$45,167,924	$45,028,948

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Checks Drawn in Excess of Available Bank Balance	$3,711,995	$2,083,506	$572,453
Note Payable- Floorplan	47,797,323	34,737,437	37,855,273
Accounts Payable	1,094,279	644,945	654,816
Due to Related Party	215,000	-	-
Accrued Expenses and Liabilities	3,137,376	2,590,887	2,235,759
Deferred Revenue	100,000	-	-
Income Tax Payable	230,831	57,291	8,000
Total Current Liabilities	56,286,804	40,114,066	41,326,301

LONG-TERM LIABILITIES
Deferred Tax Liability	18,000	74,000	2,500
Total Long-Term Liabilities	18,000	74,000	2,500
TOTAL LIABILITIES	56,304,804	40,188,066	41,328,801

STOCKHOLDER'S EQUITY
Common Stock- $1 Par Value 1,000 Shares Authorized, Issued, and Outstanding	1,000	1,000	1,000
Retained Earnings	4,802,096	4,978,858	3,699,147
Total Stockholder's Equity	4,803,096	4,979,858	3,700,147
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$61,107,900	$45,167,924	$45,028,948
The accompanying notes are an integral part of the combined financial statements

WHOLESALE, INC.
COMBINED STATEMENTS OF INCOME
YEARS ENDED DECEMBER 31, 2017, 2016, AND 2015

	2017	2016	2015
REVENUES
Wholesale Vehicles	$503,860,499	$360,693,489	$258,030,116
Retail Vehicles	87,113,151	88,254,010	84,495,314
Other Sales and Revenues	10,101,992	11,216,182	11,314,076
Total Revenues	601,075,642	460,163,681	353,839,506

EXPENSES
Cost of Sales	580,244,867	442,253,508	336,010,862
Selling, General, and Administrative	17,357,156	14,837,403	14,839,594
Depreciation and Amortization	250,458	355,379	379,084
Total Expenses	597,852,481	457,446,290	351,229,540

OPERATING INCOME	3,223,161	2,717,391	2,609,966

Interest Expense	1,941,106	1,235,857	1,017,533
Investment Income (loss)	119,688	661,777	(326,790)

INCOME BEFORE TAXES	1,401,743	2,143,311	1,265,643
Provision for Income Taxes	48,500	188,600	80,300
NET INCOME	$1,353,243	$1,954,711	$1,185,343

The accompanying notes are an integral part of the combined financial statements.

WHOLESALE, INC.
COMBINED STATEMENTS OF STOCKHOLDER'S EQUITY
YEARS ENDED DECEMBER 31, 2017, 2016, AND 2015

	Common Stock		Retained Earnings	Total
	Shares	Amount
BALANCE - December 31, 2014	1,000	$1,000	$4,253,804	$4,254,804
Net Income	-	-	1,185,343	1,185,343
Stockholder distributions	-	-	(1,740,000)	(1,740,000)
BALANCE - December 31, 2015	1,000	1,000	3,699,147	3,700,147
Net Income	-	-	1,954,711	1,954,711
Stockholder distributions	-	-	(675,000)	(675,000)
BALANCE - December 31, 2016	1,000	1,000	4,978,858	4,979,858
Net Income	-	-	1,353,243	1,353,243
Stockholder distributions	-	-	(1,560,005)	(1,530,005)
BALANCE - December 31, 2017	1,000	$1,000	$4,802,096	$4,803,096

The accompanying notes are an integral part of the combined financial statements.

WHOLESALE, INC.
COMBINED STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 2017, 2016, AND 2015

	2017	2016	2015
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$1,353,243	$1,954,711	$1,185,343
Adjustments to Reconcile Net Income to Net Cash from Operating Activities
Depreciation and Amortization	250,458	355,384	379,084
Realized and Unrealized Loss (gain) on Investments	(89,312)	(572,333)	419,476
Loss on Disposal of Property and Equipment	227,928	-	89,972
Provision for Deferred Income Taxes	(56,000)	71,500	(19,700)
Reinvested Interest and Dividend Income, net	(30,158)	(89,444)	(85,951)
Changes in Assets and Liabilities:
Accounts Receivable	(1,265,917)	758,186	631,932
Vehicle Inventory	(12,007,541)	826,894	(11,302,694)
Other Receivables	(528,309)	(6,782)	-
Prepaid Expenses	(178,187)	101,632	(127,847)
Note Payable - Floorplan	13,059,886	(3,117,836)	13,093,126
Accounts Payable	449,334	(9,871)	149,390
Accrued Expenses and Liabilities	546,489	355,128	(142,134)
Deferred Revenue	100,000	-	-
Income Tax Payable	173,540	49,291	-
Net Cash From Operating Activities	2,005,454	676,460	4,269,997

CASH FLOWS FROM INVESTING ACTIVITIES
Due from Related Party	285,000	(70,000)	-
Purchases of Property and Equipment	(1,929,257)	(660,608)	(725,322)
Proceeds from Sale of Investments	3,423,005	5,607,794	5,039,564
Purchases of Investments	(210,000)	(5,847,794)	(6,349,863)
Change in Due from Stockholder	(3,183,218)	(16,577)	7,500
Net Cash from Investing Activities	(1,614,470)	(987,185)	(2,028,121)

CASH FLOWS FROM FINANCING ACTIVITIES
Checks Drawn in Excess of Bank Balance	1,628,489	1,511,053	(728,130)
Stockholder Distributions	(1,530,005)	(675,000)	(1,740,000)
Net Cash from Financing Activities	98,484	836,053	(2,468,130)

NET CHANGE IN CASH AND CASH EQUIVALENTS	489,468	525,328	(226,254)

Cash and Cash Equivalents- Beginning of Year	2,971,534	2,446,206	2,672,460

Cash and Cash Equivalents- End of Year	$3,461,002	$2,971,534	$2,446,206

SUPPLEMENTAL DISCLOSURES
Cash Paid for Interest	$1,774,115	$1,179,632	$1,021,658
Cash Paid for Income Taxes	$104,500	$183,357	$481,000

The accompanying notes are an integral part of the combined financial statements.

WHOLESALE, INC.
NOTES TO COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2017, 2016, AND 2015

NOTE 1 – ORGANIZATION AND DESCRIPTION OF BUSINESS

Organization

The Combined Financial Statements comprise those of Wholesale, Inc. and SRB Remarketing, LLC, collectively referred to as the “Company”.

Wholesale, Inc. was incorporated on April 24, 2003, in the state of Tennessee. SRB Remarketing, LLC was formed on May 4, 2016 as a Tennessee limited liability company.

Description of Business

The Company is engaged in the retail and wholesale sales of motor vehicles. The Company operates a retail location in Madison, Tennessee, and a combined retail and wholesale location in Mt. Juliet, Tennessee.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash Equivalents and Contingent Risk Regarding Cash Balances

The Company considers cash in the bank and all highly liquid investments with an original maturity of three months or less to be cash. Under our cash management system, outstanding checks that are in excess of the cash balances at certain banks are included under current liabilities in the combined balance sheets and changes in these amounts are reflected in operating cash flows in the accompanying combined statements of cash flows. The Company considers contracts in transit to be cash equivalents as the contracts are normally purchased by a financial institution for face value within a few business days.

Accounts Receivable

Accounts receivable consist primarily of amounts due from customers, third-party finance companies and related parties. Management considers receivables outstanding for ninety days to be delinquent and believes it maintains an adequate allowance for any uncollectable amounts. Interest is not charged on accounts considered delinquent. In management’s opinion, an allowance for doubtful accounts was not considered necessary at December 31, 2017, 2016, and 2015.

Vehicle Inventory

Vehicle inventory consists of used vehicles, primarily acquired at auction. Direct and indirect vehicle reconditioning costs including parts and labor, inbound transportation costs and other incremental costs are capitalized as a component of inventory. Inventory is stated at the lower of cost or net realizable value. Vehicle inventory cost is determined by specific identification. Net realizable value is the estimated selling price less costs to complete, dispose and transport the vehicles. Selling prices are derived from historical data and trends, such as sales price and inventory turn times of similar vehicles, as well as independent, market resources. Each reporting period the Company recognizes any necessary adjustments to reflect vehicle inventory at the lower of cost or net realizable value through cost of sales in the accompanying combined income statements.

(Continued)

WHOLESALE, INC.
NOTES TO COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2017, 2016, AND 2015

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Property and Equipment

Property and equipment consist of land, buildings and improvements, transportation fleet equipment, software and furniture, fixtures and equipment and is stated at cost less accumulated depreciation and amortization. Repairs and maintenance costs that extend the life or utility of an asset are also capitalized. Ordinary repairs and maintenance are charged to expense as incurred. Costs incurred during construction are capitalized as construction in progress and reclassified to the appropriate fixed asset categories when the project is completed.:

Depreciation and amortization are computed using the straight-line method over the lesser of the remaining lease term or the following estimated useful lives:

Furniture, fixtures, and equipment   3-7 years
Leasehold improvements                  5-15 years
Software                                           3 years
Vehicles                                            3 years

Shipping and Handling Costs

The Company is charged shipping costs on each vehicle delivered to the dealership. These costs are expensed in cost of sales.

Advertising and Promotion Costs

The Company expenses advertising costs in the period incurred. Advertising expense for continuous operations amounted to $561,842, $404,037, $974,011 for the years ended December 31, 2017, 2016, and 2015, respectively, and is classified as selling, general and administration expense in the accompanying combined statements of income.

Investments

The Company’s investments in marketable securities are classified as available for-sale. The Company has elected the fair value option. Thus, investments are recorded at fair value on the balance sheet as current assets, with the change in fair value during the period included in earnings.

(Continued)

WHOLESALE, INC.
NOTES TO COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2017, 2016, AND 2015

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Income Taxes

Income taxes are reported in accordance with Financial Standards Accounting Board (FASB) Accounting Standards Codification (ASC) Topic 740, Income Taxes. This statement requires the establishment of deferred tax accounts for all temporary differences between the book and tax basis of assets and liabilities. In addition, deferred tax accounts must be adjusted to reflect new rates if enacted into law.

Effective January 1, 2010, the Company elected S corporation status. Earnings and losses after that date are included in the personal income tax returns of the stockholder and taxed at the individual level. Accordingly, the Company will not incur additional federal income tax obligations from current operations, and future financial statements will not include a provision for federal income taxes on current operations. The Company remains subject to State of Tennessee excise tax on profits at a rate of 6.5%.

Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related primarily to differences between depreciation and unrealized gains or losses for financial and income tax reporting. The deferred taxes represent the future tax return consequences of those differences, which will either be deductible or taxable when the assets and liabilities are recovered or settled.

Revenue Recognition

The Company records revenue when vehicles are delivered to customers. Conditions for completing a sale include having an agreement with the customer, including pricing, and the sales price must be reasonably expected to be collected.

The Company arranges financing for customers through various financial institutions and receives a commission from the financial institution either in a flat fee amount or in an amount equal to the difference between the interest rates charged to customers over the predetermined interest rates set by the financial institution.

The Company also receives commissions from the sale of various insurance contracts to customers. The Company may be assessed a chargeback fee in the event of early cancellation of a loan or insurance contract by the customer.

Interest Expense

The Company recognizes interest expense at the earlier of when incurred or when paid, with certain exceptions.

(Continued)

WHOLESALE, INC.
NOTES TO COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2017, 2016, AND 2015

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Use of Estimates

The presentation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3 – ACCOUNTS RECEIVABLE

Accounts receivable consists of the following as of December 31:
	2017	2016	2015
Trade	$1,588,800	$591,139	$1,383,733
Finance	234,690	202,547	155,775
Employees	338,724	102,611	114,975
	$2,162,214	$896,297	$1,654,483

NOTE 4 – INVENTORY

Inventory consists of the following at December 31:
	2017	2016	2015
Used vehicles	$48,446,419	$35,890,349	$36,718,941
Parts and other	44,335	5,865	4,166
	48,490,754	35,896,213	36,723,107
Used vehicle valuation allowance	(1,237,000)	(650,000)	(650,000)
	$47,253,754	$35,246,213	$36,073,107

NOTE 5 – PROPERTY AND EQUIPMENT, NET

Property and equipment consist of the following major classifications as of December 31:

	2017	2016	2015
Furniture, fixtures, and equipment	$876,010	$1,547,630	$1,315,256
Leasehold improvements	3,103,861	1,929,334	1,528,484
Software	209,852	-	-
Vehicles	57,362	54,326	54,326
Accumulated depreciation	(1,360,392)	(2,095,468)	(1,767,469)
	$2,886,693	$1,435,822	$1,130,597
10

WHOLESALE, INC.
NOTES TO COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2017, 2016, AND 2015

NOTE 6 – NOTE PAYABLE – FLOORPLAN

The Company has a floor plan arrangement with a third party to finance its used vehicle inventory, which is secured by substantially all of its assets and is renewed on an annual basis. The note includes a personal guarantee of payment by the stockholder and another related party. The note had a maximum availability of $70,000,000 at December 31, 2017 and $55,000,000 at December 31, 2016 and $38,000,000 and December 31, 2015, and bears interest at a rate per annum equal to one-month LIBOR plus 3.25%

In accordance with terms of its floorplan agreement, the Company has pledged certain investments in marketable securities as collateral for the note. Investments pledged as collateral totaled $711,221, $4,036,345, and $3,142,033 at December 31, 2017, 2016, and 2015, respectively, and are classified as restricted investments on the accompanying combined balance sheet.

NOTE 7 – INVESTMENTS

Investments held by the Company include debt and equity securities and money market funds. In accordance with ASC Topic 320, Investments-Debt and Equity Securities, these securities are classified as available-for-sale and are reported at their fair values as determined by the market price listed by the appropriate trading exchange on the last day of the year.

Cost and fair value of investments at December 31, 2017, are as follows:

Restricted investments:	Fair Market Value	Cost	Unrealized Gain	Unrealized Loss
Money market funds	$51,638	$51,638	$-	$-
Corporate bonds	453,282	466,491	-	(13,209)
Equities	206,301	184,432	21,869	-
Total	711,221	702,561	21,869	(13,209)
Other investments:
Money market funds	91,453	91,453	-	-
Equities	148,302	132,797	15,505	-
Exchange traded funds	22,170	19,943	2,227	-
Total	261,925	244,193	17,732	-
	$973,146	$946,754	$39,601	$(13,209)

(Continued)

WHOLESALE, INC.
NOTES TO COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2017, 2016, AND 2015

NOTE 7 – INVESTMENTS (Continued)

Cost and fair value of investments at December 31, 2016, are as follows:

Restricted investments:	Fair Market Value	Cost	Unrealized Gain	Unrealized Loss
Money market funds	$3,078,911	$3,078,911	$-	$-
Corporate bonds	537,180	565,291	-	(28,111)
Equities	420,254	394,695	25,559	-
Total	4,036,345	4,038,897	25,559	(28,111)
Other investments:
Money market funds	620	620	-	-
Equities	29,716	30,773	-	(1,057)
Total	30,336	31,393	-	(1,057)
	$4,066,681	$4,070,290	$25,559	$(29,168)

Cost and fair value of investments at December 31, 2015, are as follows:

Restricted investments:	Fair Market Value	Cost	Unrealized Gain	Unrealized Loss
Money market funds	$81,104	$81,104	$-	$-
Corporate bonds	858,081	1,029,256	-	(171,175)
Equities	2,202,848	2,554,918	-	(352,070)
Total	3,142,033	3,665,278	-	(523,245)
Other investments:
Money market funds	878	878	-	-
Equities	21,993	29,849	-	(7,856)
Total	22,871	30,727		(7,856)
	$3,164,904	$3,696,005	$-	$(531,101)

Contractual maturities of available-for-sale debt securities as of December 31:

	2017	2016	2015
Due in one year or less	$-	$-	$-
Due in 1-2 years	-	-	-
Due in 2-5 years	-	-	-
Due after 5 years	453,283	537,180	858,081
Total investments in debt securities	$453,283	$537,180	$858,081

WHOLESALE, INC.
NOTES TO COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2017, 2016, AND 2015

NOTE 8 – FAIR VALUE MEASUREMENTS

Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in an orderly transaction between unaffiliated market participants at the measurement date.

Assets and liabilities measured at fair value are categorized based on whether the inputs are observable in the market and the degree that the inputs are observable. The categorization of financial instruments within the valuation hierarchy is based on the lowest level of input that is significant to the fair value measurement. The hierarchy is prioritized into three levels (with Level 3 being the lowest) defined as follows:

●
Level 1: Quoted prices in active markets for identical assets or liabilities that the entity has the ability to access.

●
Level 2: Observable inputs other than prices included in Level 1, such as quoted prices for similar assets and liabilities in active markets; quoted prices for identical or similar assets and liabilities in markets that are not active; or other inputs that are observable or can be corroborated with observable market data.

●
Level 3: Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets and liabilities. This includes certain pricing models, discounted cash flow methodologies, and similar techniques that use significant unobservable inputs.

The carrying amounts reported for financial instruments approximate their fair values.

		Fair Value Measurements Using:
	2017	(Level 1)	(Level 2)
Money market funds	$143,091	$143,091	$-
Corporate bonds	453,282	-	453,282
Equities	354,603	354,603	-
Exchange traded funds	22,170	22,170	-
Total investments	$973,146	$519,864	$453,282

	2016	(Level 1)	(Level 2)
Money market funds	$3,079,531	$3,079,531	$-
Corporate bonds	537,180	-	537,180
Equities	449,970	449,970	-
Total investments	$4,066,681	$3,529,501	$537,180
(Continued)

WHOLESALE, INC.
NOTES TO COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2017, 2016, AND 2015

NOTE 8 – FAIR VALUE MEASUREMENTS (Continued)

	2015	(Level 1)	(Level 2)
Money market funds	$81,982	$81,982	$-
Corporate bonds	858,081	-	858,081
Equities	2,224,841	2,224,841	-
Total investments	$3,164,904	$2,306,823	$858,081

NOTE 9 –INCOME TAXES

The state income tax provision consists of the following as of December 31:

	2017	2016	2015
Current tax expense	$104,500	$117,100	$100,000
Deferred tax expense (benefit)	(56,000)	71,500	(19,700)
Total provision for income taxes	$48,500	$188,600	$80,300

Net deferred income taxes on the balance sheet include the following amounts of deferred income tax assets and liabilities as of December 31:

	2017	2016	2015
Deferred tax assets	$-	$-	$34,000
Deferred tax liabilities	(18,000)	(74,000)	(36,500)
Net	$(18,000)	$(74,000)	$(2,500)

Deferred income taxes are provided for the temporary differences between the financial reporting basis and tax basis of the Company’s assets and liabilities. The deferred income tax liabilities result from the use of accelerated methods of depreciation of property and equipment for income tax purposes and from unrelated gains on marketable securities. The deferred income tax assets result primarily from unrealized losses on marketable securities.

NOTE 10 – UNCERTAIN TAX POSITIONS

The Company follows the guidance of FASB ASC Topic 740-10, Income Taxes, which prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. In addition, it provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition.

(Continued)

WHOLESALE, INC.
NOTES TO COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2017, 2016, AND 2015

NOTE 10 – UNCERTAIN TAX POSITIONS (Continued)

Based on its evaluation, the Company has concluded that there are no significant uncertain tax positions requiring recognition in its financial statements. The Company’s evaluation was performed for the tax years ended December 31, 2014 through December 31, 2017, for U.S. federal income tax, and for the state of Tennessee, the years which remain subject to examination as of December 31, 2017.

NOTE 11 – RELATED PARTY TRANSACTIONS

The Company leases its administrative offices and retail facilities on a month-to-month basis from the sole stockholder of the Company for approximately $54,000 per month. Total rent paid to the stockholder was $648,000, $602,000, and $372,000, for the years ended December 31, 2017, 2016, and 2015, respectively.

These advances are included on the balance sheet at December 31, 2017 as due from stockholder. Amounts due from stockholder represent unreimbursed personal expenses paid by the Company on behalf of the stockholder. This receivable is due on demand and interest is not charged. The amount due from the stockholder totaled $3,621,422, $438,204, and $421,627 as of December 31, 2017, 2016, and 2015, respectively.

In the normal course of operations, the Company utilizes transportation services of Wholesale Express, LLC (“Express”), a related party through common ownership. Freight purchases from Express totaled $583,954 and $559,641 as of December 31, 2017 and 2016, respectively. In addition, in 2016, the Company made advances totaling $70,000 to Express, primarily to accommodate expansion and other financing needs of the related entity. As of December 31, 2017, the Company had a due to Express for $215,000.

NOTE 12 – RISKS AND UNCERTAINTIES

The Company has investments in various marketable securities. Investment securities, in general, are exposed to various risks, such as interest rate, credit, and overall market volatility. Due to the level of risk associated with certain investment securities, it is reasonably possible that changes in the values of investment securities will occur in the near term and those changes could materially affect the fair market value of the marketable securities reported in the balance sheet.

NOTE 13 – CONCENTRATIONS

The Company is dependent on a third-party provider of wholesale auto auctions. The Company is dependent on their ability to provide services on a timely basis and at favorable pricing terms. The loss of this principal provider or a significant reduction in service availability could have a material adverse effect on the Company. The Company believes that its relationship with this provider is satisfactory.

WHOLESALE, INC.
NOTES TO COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2017, 2016, AND 2015

NOTE 14 – COMMITMENTS AND CONTINGENCIES

The Company is subject to various claims that arise in the normal course of business. Management believes that any liability it may incur would not have a material adverse effect on its financial condition or its results of operations.

NOTE 15 – RECLASSIFICATIONS

Certain prior year items have been reclassified in order to improve comparability with current year amounts. These reclassifications have no effect on previously reported net income.

NOTE 16 – SUBSEQUENT EVENTS

Management has evaluated events and transactions subsequent to December 31, 2017 through the date of the independent auditor’s report (the date the financial statements were available to be issued) for potential recognition or disclosure in the combined financial statements. Other than the matter identified below, management has not identified any items requiring recognition or disclosure.

In August 2018 management signed a letter of intent to sell the equity interest of the Company and is currently negotiating a final agreement.